SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 24, 2010

XSUNX, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

65 Enterprise, Aliso Viejo, CA 92656

(New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

  On February 24, 2010, XsunX, Inc., a Colorado corporation (the “Company”) released a letter to shareholders providing an update to the Company’s efforts to develop new manufacturing technology for the mass production of Copper Indium Gallium (di) Selenide (CIGS) thin film solar cells. The letter outlines multiple general areas of current technology development focus and the completion of engineering and release for fabrication of a processing chamber design that converges separate operations into an integrated single chamber design, which will produce the CIGS solar energy absorber. A copy of the Shareholder Newsletter is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Shareholder Newsletter, dated February 24, 2010	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: February 24, 2010	By:	/s/ Tom Djokovich
Tom Djokovich
Title: CEO/Secretary